UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  FORM N-CSR

            CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

Investment Company Act file number 811-7512

                     DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.
                (Exact name of Registrant as specified in charter)

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     (212) 922-6000


Date of fiscal year end:        October 31


Date of reporting period:       April 30, 2003

                                  FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.


      Dreyfus Premier

      Worldwide Growth

      Fund, Inc.

      SEMIANNUAL REPORT April 30, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            13   Financial Highlights

                            18   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc. covers the six-month period from November 1, 2002, through April 30, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

We have recently seen what we believe are encouraging signs of stability in the U.S. financial markets. Perhaps most important, the war in Iraq ended quickly, without disruptions in oil supplies or major incidents of terrorism. Many major stock market indices have posted modest gains since the start of 2003, suggesting greater investor optimism. At the same time, yield differences between U.S. Treasury securities and corporate bonds have moved closer to historical norms as many companies have strengthened their balance sheets.

Of course, problems and concerns remain. In international markets, Europe's economy remains stagnant, and Asia's economy has been weakened by the spread of SARS. Positive factors appear to outweigh negative ones, however, and we believe that the U.S. will lead the global economy to recovery.

What are the implications for your investments? We are generally optimistic about stocks, although security selection by region, sector and company should remain a key factor. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2003


2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2003, the fund produced a 0.39% total return for Class A shares, 0.00% for Class B shares, 0.04% for Class C shares, 0.43% for Class R shares and 0.28% for Class T shares.(1) In comparison, the total return of the fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI World Index") was 3.62% for the same period.(2)

We attribute the global stock market's modest gains during the reporting period to rallies in November 2002 and April 2003 that were led by more speculative names, including a number of previously beaten-down technology stocks. The fund underperformed its benchmark, primarily because the fund focuses on higher-quality, blue-chip names, which tend to be less speculative and did not rally as strongly during the reporting period. The fund's performance was also hindered by disappointments from individual stocks in the consumer staples and health care groups.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a buy-and-hold investment strategy, which is based on remaining fully invested and targeting long-term growth rather than short-term profit. In following this strategy, we typically buy and

                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

sell relatively few stocks during the course of the year, which may help to reduce investors' tax liabilities and the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 1.09%.(3,4)

What other factors influenced the fund's performance?

The fund was primarily affected by changes in investor sentiment. During most of 2002, a sluggish global economy, allegations of corporate malfeasance and heightened tensions in the Middle East led to general pessimism among investors and sharply lower stock prices. Shortly after the reporting period began, global stock markets began to rally based on rising expectations that the U.S. economy would begin to recover in 2003 and that other economies would follow. However, the stocks that rallied most were not the blue-chip companies favored by the fund. Instead, beaten-down cyclicals and technology stocks performed relatively well, as many investors sought to buy them "on the cheap." As a result, the fund' s returns began to lag the returns of its benchmark early in the reporting period.

During the first quarter of 2003, stocks generally gave back most of the gains they had achieved during the previous rally in late 2002 as war and terrorism fears weighed heavily on the markets. When it became clear that the conclusion of the war in Iraq would be quick and decisive, relatively cyclical and speculative stocks again led the market rally in April 2003, producing modest overall gains for the MSCI World Index during the reporting period.

In this market environment, multinational consumer staples stocks detracted from the fund's performance. Well-known companies, such as Coca-Cola, suffered disappointing earnings. Altria Group (formerly Philip Morris) was hurt by litigation-related factors and market-share erosion. Large pharmaceutical companies also performed relatively poorly due to concerns over patent expirations and long-term pricing power.

In the consumer discretionary sector, the fund's relative performance suffered as more cyclical retailers and media companies gained value.

4


On the other hand, the fund's financial services holdings helped performance. Italian insurance company Assicurazioni Generali, French financial conglomerate Eurazeo and U.S. banking giant J.P. Morgan Chase & Co. provided particularly strong returns as business conditions improved. The fund also benefited from its sales of telephone stocks Bell South and SBC Communications early in the reporting period because of slow earnings growth. The most positive individual contributor to the fund's relative performance was General Electric, which benefited as investors became increasingly convinced that the financially complex company was unlikely to be tarnished by accounting irregularities or debt problems.

What is the fund's current strategy?

We continue to maintain our focus on buying and holding large, well-established companies. In our view, the fund's holdings in the United States and Europe are well-positioned to grow their earnings in a stronger economy as pent-up corporate demand and better consumer confidence take center stage.

May 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL
(MSCI) WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

(3) ACHIEVING TAX EFFICIENCY IS NOT A PART OF THE FUND'S INVESTMENT OBJECTIVE, AND THERE CAN BE NO GUARANTEE THAT THE FUND WILL ACHIEVE ANY PARTICULAR LEVEL OF TAXABLE DISTRIBUTIONS IN FUTURE YEARS. IN PERIODS WHEN THE MANAGER HAS TO SELL SIGNIFICANT AMOUNTS OF SECURITIES (E.G., DURING PERIODS OF SIGNIFICANT NET REDEMPTIONS OR CHANGES IN INDEX COMPONENTS) FUNDS CAN BE EXPECTED TO BE LESS TAX EFFICIENT THAN DURING PERIODS OF MORE STABLE MARKET CONDITIONS AND ASSET FLOWS.

(4) PORTFOLIO TURNOVER RATES ARE SUBJECT TO CHANGE. PORTFOLIO TURNOVER RATES ALONE DO NOT AUTOMATICALLY RESULT IN HIGH OR LOW DISTRIBUTION LEVELS. THERE CAN BE NO GUARANTEE THAT THE FUND WILL GENERATE ANY SPECIFIC LEVEL OF DISTRIBUTIONS ANNUALLY.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

April 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

COMMON STOCKS--97.5%                                                                           Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING--1.7%
Deutsche Bank                                                                                   132,300                6,813,450

UBS                                                                                             173,000                8,215,904

                                                                                                                      15,029,354

BASIC MATERIALS--2.0%

L'Air Liquide, ADR                                                                              575,925               17,448,319

CAPITAL GOODS--4.5%

Emerson Electric                                                                                166,100                8,421,270

General Electric                                                                                771,072               22,708,070

Honeywell International                                                                         102,400                2,416,640

Norsk Hydro, ADR                                                                                142,400                6,044,880

                                                                                                                      39,590,860

CONSUMER DURABLES--3.4%

Christian Dior                                                                                  746,800               26,645,955

SONY, ADR                                                                                       116,600                2,884,684

                                                                                                                      29,530,639

ENERGY--11.6%

BP, ADR                                                                                         560,000               21,582,400

ChevronTexaco                                                                                   180,400               11,330,924

Exxon Mobil                                                                                   1,009,508               35,534,682

Royal Dutch Petroleum, ADR                                                                      342,300               13,993,224

Total Fina Elf, ADR                                                                             300,158               19,720,380

                                                                                                                     102,161,610

FINANCE--7.8%

American Express                                                                                362,850               13,737,501

Citigroup                                                                                       623,284               24,463,897

Eurazeo                                                                                         316,123               16,130,988

Fannie Mae                                                                                       78,625                5,691,664

J.P. Morgan Chase & Co.                                                                         299,100                8,778,585

                                                                                                                      68,802,635

FOOD & DRUGS--2.2%

Walgreen                                                                                        636,000               19,626,960

FOOD, BEVERAGE & TOBACCO--14.7%

Altria Group                                                                                    900,200               27,690,152

Anheuser-Busch Cos.                                                                              25,000                1,247,000

Coca-Cola                                                                                       458,100               18,507,240

Diageo, ADR                                                                                     403,500               17,959,785

6

COMMON STOCKS (CONTINUED)                                                                       Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO (CONTINUED)

Groupe Danone, ADR                                                                              644,700               18,174,093

LVMH Moet Hennessy Louis Vuitton                                                                241,175               10,540,790

Nestle                                                                                            1,650                  336,697

Nestle, ADR                                                                                     474,600               24,291,134

PepsiCo                                                                                         241,675               10,459,694

                                                                                                                     129,206,585

HEALTH CARE--17.7%

Abbott Laboratories                                                                             311,300               12,648,119

Eli Lilly & Co.                                                                                 213,700               13,638,334

Johnson & Johnson                                                                               533,525               30,069,469

Merck & Co.                                                                                     424,582               24,702,181

Novartis, ADR                                                                                   150,000                5,922,000

Pfizer                                                                                        1,388,754               42,704,186

Roche, ADR                                                                                      403,400               25,550,688

                                                                                                                     155,234,977

HOTELS & RESTAURANTS--.7%

McDonald's                                                                                      341,800                5,844,780

HOUSEHOLD & PERSONAL PRODUCTS--5.6%

Estee Lauder, Cl. A                                                                              47,500                1,543,750

L'Oreal, ADR                                                                                  2,050,000               29,474,347

Procter & Gamble                                                                                199,400               17,916,090

                                                                                                                      48,934,187

INSURANCE--7.0%

American International Group                                                                     28,000                1,622,600

Assicurazioni Generali                                                                          711,900               16,384,736

Berkshire Hathaway, Cl. A                                                                           300  (a)          20,944,515

Marsh & McLennan Cos.                                                                           397,600               18,957,568

Zurich Financial Services                                                                        31,500                3,324,354

                                                                                                                      61,233,773

MEDIA--5.4%

AOL Time Warner                                                                                 395,215  (a)           5,406,541

McGraw-Hill Cos.                                                                                284,900               16,635,311

Pearson                                                                                       1,586,944               13,232,357

Viacom, Cl. B                                                                                   271,227  (a)          11,773,964

                                                                                                                      47,048,173

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--2.1%

Home Depot                                                                                        4,505                  126,726

Wal-Mart Stores                                                                                 320,022               18,023,639

                                                                                                                      18,150,365

TECHNOLOGY--10.2%

Intel                                                                                         2,063,941               37,976,514

International Business Machines                                                                 299,625               25,438,163

Microsoft                                                                                     1,025,600               26,224,592

                                                                                                                      89,639,269

TRANSPORTATION--.9%

United Parcel Service, Cl. B                                                                    124,800                7,752,576

TOTAL COMMON STOCKS

   (cost $851,914,724)                                                                                               855,235,062
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News Corporation, ADR

   (cost $13,417,134)                                                                           627,200               14,714,112
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--.9%
------------------------------------------------------------------------------------------------------------------------------------

REGULATED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                     2,616,666  (b)           2,616,666

Dreyfus Institutional Cash Advantage Plus Fund                                                2,616,667  (b)           2,616,667

Dreyfus Institutional Preferred Plus Money Market Fund                                        2,616,667  (b)           2,616,667

TOTAL OTHER INVESTMENTS

   (cost $7,850,000)                                                                                                   7,850,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $873,181,858)                                                            100.1%              877,799,174

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)              (1,168,500)

NET ASSETS                                                                                       100.0%              876,630,674

(A) NON-INCOME PRODUCING.

(B) INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(E).

SEE NOTES TO FINANCIAL STATEMENT.


8

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           873,181,858   877,799,174

Cash                                                                  1,353,326

Dividends receivable                                                  2,659,595

Receivable for shares of Common Stock subscribed                        312,674

Prepaid expenses                                                         96,606

                                                                    882,221,375
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,216,150

Payable for shares of Common Stock redeemed                           3,910,311

Accrued expenses                                                        464,240

                                                                      5,590,701
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      876,630,674
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,010,734,533

Accumulated undistributed investment income--net                        827,501

Accumulated net realized gain (loss) on investments               (139,624,810)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    4,693,450
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      876,630,674


NET ASSET VALUE PER SHARE

                                           Class A              Class B               Class C            Class R            Class T
------------------------------------------------------------------------------------------------------------------------------------
Net Assets ($)                         321,256,157          445,451,673           104,032,030           3,345,095          2,545,719

Shares Outstanding                      12,499,878           18,307,260             4,309,492             129,364             99,989
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                             25.70                24.33                 24.14               25.86              25.46

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund 9

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

CASH DIVIDENDS (net of $218,629 foreign taxes withheld at source)    8,780,216

EXPENSES:

Investment advisory fee--Note 3(a)                                   3,312,806

Shareholder servicing costs--Note 3(c)                               2,180,797

Distribution fees--Note 3(b)                                         2,142,787

Custodian fees                                                         124,156

Prospectus and shareholders' reports                                    72,879

Registration fees                                                       44,220

Professional fees                                                       29,079

Loan commitment fees--Note 2                                            12,610

Directors' fees and expenses--Note 3(d)                                 11,775

Interest expense--Note 2                                                11,194

Miscellaneous                                                           10,412

TOTAL EXPENSES                                                       7,952,715

INVESTMENT INCOME--NET                                                 827,501
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (26,285,884)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 24,732,167

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (1,553,717)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (726,216)

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     827,501          (1,676,056)

Net realized gain (loss) on investments      (26,285,884)         (73,893,341)

Net unrealized appreciation (depreciation)
   on investments                             24,732,167          (56,427,316)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (726,216)         (131,996,713)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                234,172,296       3,030,087,704

Class B shares                                  8,246,101          35,916,666

Class C shares                                  3,849,755          18,296,405

Class R shares                                  2,471,503           6,597,811

Class T shares                                    204,217           5,356,950

Cost of shares redeemed:

Class A shares                              (234,988,671)      (3,074,134,915)

Class B shares                               (70,996,868)        (163,445,194)

Class C shares                               (15,923,084)         (45,186,807)

Class R shares                                (2,134,097)          (9,592,262)

Class T shares                                  (283,977)          (5,224,628)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (75,382,825)        (201,328,270)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (76,109,041)        (333,324,983)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           952,739,715        1,286,064,698

END OF PERIOD                                 876,630,674          952,739,715

Undistributed investment income--net              827,501                   --

                                                             The Fund 11

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003           Year Ended
                                              (Unaudited)     October 31, 2002
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     9,364,453         100,873,568

Shares redeemed                               (9,391,662)        (102,365,124)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (27,209)          (1,491,556)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       345,471           1,287,137

Shares redeemed                               (3,001,915)          (6,129,282)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,656,444)         (4,842,145)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       162,505             664,979

Shares redeemed                                 (677,207)          (1,696,579)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (514,702)          (1,031,600)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        96,866             218,212

Shares redeemed                                  (84,223)            (334,756)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,643            (116,544)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         8,171             179,650

Shares redeemed                                  (11,488)            (177,123)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (3,317)                2,527

(A) DURING THE PERIOD ENDED APRIL 30, 2003, 1,019,248 CLASS B SHARES REPRESENTING $23,895,965 WERE AUTOMATICALLY CONVERTED TO 966,566 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2002, 1,042,543 CLASS B SHARES REPRESENTING $28,225,617 WERE AUTOMATICALLY CONVERTED TO 993,489 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                          Six Months Ended
                                            April 30, 2003                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS A SHARES                                 (Unaudited)          2002          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               25.60         28.84         37.88         35.32          29.95         24.46

Investment Operations:

Investment income--net                                 .08(a)        .10(a)        .10(a)        .10(a)         .09(a)        .09

Net realized and unrealized
   gain (loss) on investments                          .02         (3.34)        (9.14)         2.57           5.49          5.43

Total from Investment Operations                       .10         (3.24)        (9.04)         2.67           5.58          5.52

Distributions:

Dividends from
   investment income--net                               --            --            --             --          (.10)         (.02)

Dividends from net realized
   gain on investments                                  --            --            --          (.11)          (.11)         (.01)

Total Distributions                                     --            --            --          (.11)          (.21)         (.03)

Net asset value, end of period                       25.70         25.60         28.84         37.88          35.32         29.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                    .39(c)     (11.24)       (23.86)         7.58          18.70         22.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .66(c)       1.32          1.15          1.16           1.18          1.20

Ratio of net investment income
   to average net assets                               .33(c)        .34           .30           .25            .27           .51

Portfolio Turnover Rate                               1.09(c)       1.58          7.26          7.10           2.42          5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     321,256       320,717       404,329       496,781        440,513       190,800

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

FINANCIAL HIGHLIGHTS (CONTINUED)

                                      Six Months Ended
                                        April 30, 2003                                       Year Ended October 31,
                                                                  ------------------------------------------------------------------
CLASS B SHARES                              (Unaudited)           2002           2001            2000            1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                            24.33          27.59          36.50          34.29           29.20         24.01

Investment Operations:

Investment (loss)--net                             (.01)(a)       (.11)(a)       (.15)(a)       (.19)(a)        (.15)(a)      (.04)

Net realized and unrealized
   gain (loss) on investments                       .01          (3.15)         (8.76)          2.51            5.35          5.24

Total from Investment
   Operations                                       .00          (3.26)         (8.91)          2.32            5.20          5.20

Distributions:

Dividends from net realized
   gain on investments                               --             --            --            (.11)           (.11)         (.01)

Net asset value, end of period                    24.33          24.33          27.59          36.50           34.29         29.20
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                 .00(c)      (11.82)        (24.41)          6.76           17.87         21.66
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           1.02(c)        2.03           1.92           1.92            1.92          1.95

Ratio of net investment (loss)
   to average net assets                           (.04)(c)       (.39)          (.46)          (.51)           (.46)         (.24)

Portfolio Turnover Rate                            1.09(c)        1.58           7.26           7.10            2.42          5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                  445,452        509,980        711,893       1,020,578         937,195       543,079

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

14


                                         Six Months Ended
                                           April 30, 2003                                     Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS C SHARES                                 (Unaudited)          2002          2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               24.13         27.36          36.19       33.99          28.95         23.80

Investment Operations:

Investment (loss)--net                                (.01)(a)      (.10)(a)     (.13)(a)      (.18)(a)       (.14)(a)      (.01)

Net realized and unrealized
   gain (loss) on investments                          .02         (3.13)       (8.70)         2.49           5.30          5.17

Total from Investment Operations                       .01         (3.23)       (8.83)         2.31           5.16          5.16

Distributions:

Dividends from
   investment income--net                               --            --         --            --             (.01)          --

Dividends from net realized
   gain on investments                                  --            --         --            (.11)          (.11)         (.01)

Total Distributions                                     --            --         --            (.11)          (.12)         (.01)

Net asset value, end of period                       24.14         24.13        27.36         36.19          33.99         28.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                    .04(c)     (11.80)      (24.40)         6.79          17.87         21.69
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                              1.01(c)       2.01         1.89          1.90           1.90          1.91

Ratio of net investment (loss)
   to average net assets                              (.02)(c)      (.37)        (.42)         (.49)          (.44)         (.21)

Portfolio Turnover Rate                               1.09(c)       1.58          7.26         7.10           2.42          5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     104,032       116,415       160,220        223,671        196,832        80,169

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2003                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------
CLASS R SHARES                                 (Unaudited)          2002          2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               25.75          28.88       37.81         35.14          29.77         24.30

Investment Operations:

Investment income--net                                 .10(a)        .24(a)       .20(a)        .21(a)         .12(a)         .20

Net realized and unrealized
   gain (loss) on investments                          .01         (3.37)       (9.13)         2.57           5.52           5.35

Total from Investment Operations                       .11         (3.13)       (8.93)         2.78           5.64           5.55

Distributions:

Dividends from
   investment income--net                               --           --           --             --           (.16)         (.07)

Dividends from net realized
   gain on investments                                  --           --           --           (.11)          (.11)         (.01)

Total Distributions                                     --           --           --           (.11)          (.27)         (.08)

Net asset value, end of period                       25.86         25.75        28.88        37.81          35.14         29.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                       .43(b)     (10.84)      (23.62)          7.94         19.03          22.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                               .62(b)        .93          .85           .86            .93           .93

Ratio of net investment income
   to average net assets                               .38(b)        .82          .61           .55           .35           .78

Portfolio Turnover Rate                               1.09(b)       1.58         7.26           7.10          2.42          5.33
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       3,345         3,005        6,736         8,844          8,948         1,222

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


16

                                                            Six Months Ended
                                                              April 30, 2003                            Year Ended October 31,
                                                                                       ---------------------------------------------
CLASS T SHARES                                                    (Unaudited)          2002         2001        2000        1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                    25.39          28.63       37.70       35.30       33.49

Investment Operations:

Investment income (loss)--net(b)                                          .06            .06         .02        (.07)       (.02)

Net realized and unrealized
   gain (loss) on investments                                             .01          (3.30)      (9.09)       2.58        1.83

Total from Investment Operations                                          .07          (3.24       (9.07)       2.51        1.81

Distributions:

Dividends from net realized
   gain on investments                                                     --             --          --        (.11)         --

Net asset value, end of period                                          25.46          25.39       28.63       37.70       35.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                       .28(d)      (11.32)     (24.06)       7.26        5.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .76(d)        1.50        1.42        1.52         .13(d)

Ratio of net investment income (loss)
   to average net assets                                                  .23(d)         .20         .05        (.20)       (.06)(d)

Portfolio Turnover Rate                                                  1.09(d)        1.58        7.26        7.10        2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   2,546          2,623       2,886       2,550            1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which

18

there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis

                                                                    The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $113,338,925 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2002. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Global Growth Fund. If not applied, $19,175,924 of the carryover expires in fiscal 2008, $20,020,619 expires in fiscal 2009 and $74,142,382 expires in fiscal 2010.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2003, was approximately $1,330,400, with a related weighted average annualized interest rate of 1.70%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

20

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.


Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             Annual Fee as a Percentage of
Total Net Assets                               Average Daily Net Assets

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

During the period ended April 30, 2003, the Distributor retained $26,119 and $927 from commissions earned on sales of the fund's Class A and T shares, respectively, and $789,248 and $6,553 from contingent deferred sales charges on redemptions of the fund's Class B and C shares, respectively.

(b) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at an annual rate of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2003, Class B, Class C and Class T shares were charged $1,740,096, $399,573 and $3,118, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

                                                                The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

During the period ended April 30, 2003, Class A, Class B, Class C and Class T shares were charged $383,967, $580,032, $133,191 and $3,118, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2003, the fund was charged $590,429 pursuant to the transfer agency agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in-person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group in proportion to each fund' s relative net assets. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest it' s available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended April 30, 2003, the fund derived $8,676 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

22

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2003, amounted to $9,676,271 and $89,490,488, respectively.

At  April  30,  2003, accumulated net unrealized appreciation on investments was
$4,617,316,   consisting  of  $132,140,033  gross  unrealized  appreciation  and
$127,522,717 gross unrealized depreciation.

At April 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 23

NOTES

                                                           For More Information

                        Dreyfus Premier
                        Worldwide Growth Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2003 Dreyfus Service Corporation                                  070SA0403




ITEM 2. CODE OF ETHICS.

                Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5. [RESERVED]

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS.

(a)   Not applicable.

(b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER WORLDWIDE GROWTH FUND, INC.

By:   /S/STEPHEN E. CANTER
      Stephen E. Canter
      President

Date:  June 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /S/ STEPHEN E. CANTER
      Stephen E. Canter
      Chief Executive Officer

Date:  June 26, 2003

By:   /S/ JAMES WINDELS
      James Windels
      Chief Financial Officer

Date:  June 26, 2003


                                EXHIBIT INDEX

            (b)(1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

            (b)(2) Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.